Exhibit 10.26

LABORATORY SERVICES AGREEMENT

The terms stated herein are agreed to be those which will apply to studies performed by Dipexium Pharmaceuticals (“Sponsor”) by Covance Laboratories Inc. and Covance Bioanalytical Services LLC (collectively referred to as “Covance”):

1.0          Protocol

1.1                               Upon Covance’s written acceptance of a detailed protocol document (“Protocol” to be provided by Sponsor or prepared by Covance under Sponsor’s direction and approved by Sponsor, Covance will perform a study or studies (“Study”) for Sponsor in accordance with the Protocol. The Protocol will specify the Study design, information desired, estimated duration of the Study, and all other matters pertinent to completion of the Study, and will be deemed a part of this Agreement and is incorporated herein by reference.

1.2                               Covance will, at Sponsor’s request, consult with Sponsor to assist Sponsor in developing the Study design in a manner consistent with current regulatory guidelines. Covance does not warrant that the Study design and/or the Study results will satisfy the requirements of any regulatory agencies at the time of submission of Study results to such agencies.

1.3                               The terms of the Protocol shall prevail with respect to the detail, scope and regulatory guidelines used in the conduct of the Study. This shall include any conflicts that may arise between the Protocol and this Agreement with regard to archiving terms. This Agreement shall govern in all other instances.

1.4                               In the absence of a Protocol agreed to by both parties, Sponsor will notify Covance of the intended regulatory use (if any) of the Study and the applicable regulatory compliance standards (GLP, GMP, etc.) to be followed by Covance.

2.0                               Study Performance

Covance shall use commercially reasonable efforts in accordance with industry and industry standards to provide facilities, supplies and staff necessary to complete the Study as provided in the Protocol, as it may be modified as provided herein, and in accordance with the terms of this Agreement.

3.0          Study Materials

3.1                               Sponsor will provide Covance with sufficient amounts of all compounds, materials, or other substances (“Test Materials”) with which to perform the Study, as well as all such data as may be necessary to apprise Covance of the stability of the Test Materials and proper storage requirements.

3.2                               Sponsor will provide Covance with any relevant occupational safety information known by Sponsor, including a Material Safety Data Sheet (MSDS). The MSDS must conform

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to the requirements of the US Occupational Safety and Health Administration. Covance will supply a blank MSDS to Sponsor, if requested.

3.3                               Upon completion of the Study, any remaining samples of the Test Materials will be returned to Sponsor by retention in compliance with regulatory requirements.

4.0                               Study Director

Covance will appoint a Study director (“Study Director”) to be responsible for the completion of the Study by Covance. The Study Director will coordinate performance of the Study with a representative designated by Sponsor (“Sponsor Representative”), which representative shall have responsibility over all matters relating to performance of the Study on behalf of Sponsor. Unless otherwise agreed in the Protocol, all communication between Covance and Sponsor regarding the conduct of the Study pursuant to the Protocol shall be addressed to or routed through the Study Director and Sponsor Representative, directly. Covance may substitute Study Directors during the course of the Study.

5.0          Compliance with Government Regulations

5.1                               Covance will perform the Study in accordance with the current state of the laboratory research art and Protocol. Subject to 5.2 below, Covance will also comply with all applicable current government regulatory requirements concerning Good Laboratory Practices appropriate to the Study.

5.2                               Should such government regulatory requirements be changed, Covance will make every reasonable effort to satisfy the new requirements. In the event that compliance with such new regulatory requirements necessitates a change in the Protocol for the Study. Covance will submit to Sponsor a revised technical and cost proposal for Sponsor’s acceptance prior to making any changes in the Protocol or the Study.

5.3                               In the event of a conflict in government regulations. Sponsor will designate which regulations shall be followed by Covance in its performance of the Study.

6.0                               Laboratory Visits

Sponsor’s representatives may visit Covance’s laboratories at reasonable times and with reasonable frequency during normal business hours to observe the progress of the Study. Covance will assist Sponsor in scheduling such visits. All such visits shall be scheduled in advance by Sponsor. Sponsor acknowledges that Sponsor representatives granted access to Covance’s facilities during such visits may have access to confidential and proprietary information of Covance.  Sponsor agrees that all such confidential and proprietary information of Covance obtained or observed by Sponsor during such visits shall remain the sole property of Covance and Sponsor shall keep such information confidential and shall not use or disclose it to any third party without Covance’s prior written consent.

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7.0          Confidential Information/Legal Proceedings

7.1                               Neither party will disclose any information related to the Study to any third party, including but not limited to the Study materials, methodology, procedures, visual data obtained during a visit, research, received from the other party without the disclosing party’s written consent unless such information (i) is already known to the receiving party, (ii) is or becomes publicly available through no fault of the receiving party, (iii) is received from a third party which has the legal right to disclose it to the receiving party , (iv) is required for the pursuit of the registration of a product connected to a Study with a government agency, or (v) is required to be disclosed by any process of law. If legal disclosure is requested, the receiving party will notify, if allowed, the disclosing party promptly of such request.

7.2                               If Covance shall be obliged to provide testimony or records regarding any Sponsor Study in any legal or administrative proceeding, then Sponsor shall reimburse Covance its out-of-pocket costs plus a reasonable hourly fee for the involvement of its employees or representatives in such proceeding.

8.0                               Work Product

8.1                               All reports will be prepared in Covance’s standard format unless otherwise specified in the Protocol.

8.2                               At the end of *** after issuance of the audited draft report, if no requested revisions or instructions not to finalize have been communicated by Sponsor, then the audited draft report will be considered “final” and issued as the final report, signed by the Study Director, and submitted to Sponsor. Any modification or changes to the audited draft report requested after *** will be performed at additional cost to Sponsor.

8.3                               Sponsor will have title to all raw data, documentation, records, protocols, specimens and final reports generated as a result of this Study except for Covance procedural manuals, developing processes or data, personnel data and Covance developed know-how, technology and software for which title shall remain solely and exclusively with Covance.

8.4                               Sponsor is responsible to provide Covance with a copy of each draft report that is submitted to a regulatory agency within *** of the submission.

9.0          Inventions and Patents

Covance will disclose promptly to Sponsor any and all patentable inventions, discoveries and improvements conceived or made by Covance employees exclusively as a result of performing services for Sponsor’s Study pursuant to this Agreement and pertaining to the Test Materials and

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Covance agrees to assign all of its interests therein to Sponsor; provided Sponsor requests such assignment within one year of notification of such invention and agrees to grant to Covance and its affiliates a royalty fee, non-exclusive license to use any such patentable invention, discovery or improvement; provided, further, that Covance shall retain all rights to any data processes, software (including costs), technology, means, know-how and delta flags developed by Covance including, but not limited to, those which relate to laboratory testing or data-collection or data management. If Sponsor requests and at Sponsor’s expense, Covance will provide Sponsor with reasonable assistance to obtain patents covering such inventions.

10.0        Independent Contractor

Covance shall perform the Study as an independent contractor of Sponsor and shall have complete and exclusive control over its employees and agents.

11.0        Insurance

Each party shall secure and maintain in full force and effect throughout the performance of the Study the necessary insurance coverage in amounts appropriate to the conduct of its business. Certificates evidencing such insurance will be made available for examination upon written request by either Sponsor or Covance.

12.          Remedies/Indemnities

12.1                        In the event of a material error by Covance in the performance of the Study which renders the Study invalid, Covance’s sole obligations to Sponsor shall be for Covance, at its option, to either (a) repeat the Study at Covance’s own cost, or (b) refund to Sponsor to contract price paid. IN NO EVENT WILL SPONSOR BE ENTITLED TO, NOR SHALL COVANCE BE RESPONSIBLE FOR, ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL, LOSSES OR DAMAGE ARISING IN CONNECTION WITH COVANCE’S DEFAULT OR BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

12.2                        Covance strictly limits it liability to Sponsor for loss, damage, delay, or non-delivery/non-collection of any samples dispatched by Covance to Sponsor or to any third party in connection with the Study. Covance shall pay to Sponsor such sums as are recoverable from the carriers under any applicable nation/international convention or rules.

12.3                        Covance shall indemnify Sponsor and its affiliates and their respective officers, directors and employees (the “Sponsor Group”) from any loss, cost, damage or expense (including reasonable attorneys’ fees) (a “Loss”) from any lawsuit, action, claim, demand or proceeding (a “Claim”) by Covance’s employees or others arising from or associated with, directly or indirectly, the negligence, gross negligence or intentional misconduct or

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inaction of Covance, except to the extent caused by Sponsor’s negligence, gross negligence or intentional misconduct or inaction.

12.4                        Sponsor shall indemnify Covance and its affiliates and their respective officers, directors and employees (the “Covance Group”) from any Loss from any Claim arising from or associated with, directly or indirectly, (i) Covance’s execution and/or performance of its obligations under this Agreement, (ii) the harmful or otherwise unsafe effect of the Test Materials, (iii) Sponsor’s use of the Study or its use or marketing of any substance tested by Covance, or (iv) the negligence, gross negligence, intentional misconduct or inaction of Sponsor except to the extent caused by Covance’s negligence, gross negligence or intentional misconduct or inaction.

13.0                        Force Majeure

Either party shall be excused from performing its obligations under this Agreement under  this Agreement if its performance is delayed or prevented by any event beyond such party’s reasonable control, including but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure, provided that such performance in the Protocol falling due during or subsequent to the occurrence of any such events shall be automatically extended for a period of time equal to the period of such disability. Covance will promptly notify Sponsor if, by reason of any of the events referred to herein, Covance is unable to meet any such time for performance specified in the Protocol. If any part of the Study is invalid as a result of such disability, Covance will, upon written request from Sponsor but at Sponsor’s sole cost and expense, repeat that part of the Study affected by the disability.

14.0                        Allocation of Resources

If delays in the agreed commencement or performance of the Study occur because of Sponsor’s inability to supply Covance with Test Materials or any information required to begin or perform the Study two weeks prior to scheduled Study start, Covance may reallocate resources being held for performance of the Study without incurring liability to Sponsor.

15.0        Publicity

Neither party will use the name of the other or the existence of this Agreement for any promotional or advertising purpose without the prior written consent of the other. Neither party will state or imply that the other party endorses or approves of any service, material, product or compound of the other party without the prior written consent of the other.

16.0        Study Delay

16.1                        Upon receipt of authorization to proceed from Sponsor, Covance begins to incur costs (such as ordering of animals) and scheduled resources to complete a Study. However,

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Sponsor may at any time delay or cancel a Study prior to the scheduled start date. In event of a delay to an animal Toxicology Study, a room charge shall be applied.

16.2                        Non-rodent Toxicology Studies (eg. — primates and canines) where notification of the delay is received less than *** prior to scheduled Study start and rodent Toxicology Studies where notification is received less than *** prior to scheduled Study start will incur a charge of $***. If the delay results in a reschedule and Covance has the ability to determine the start date based on next best available dates, a charge may be incurred of $***.

16.3                        Covance reserves the right to implement the above charges to cover the loss of revenue incurred by Covance as a result of reserving rooms for the exclusive use of Sponsor and for the upkeep of the animals from arrival to Study start. These are in addition to any charges applied for other costs incurred, including, but not limited to, protocol preparation and discussion and cost of animals.

17.0                        Cancellation

17.1                        Either party may terminate this Agreement in the event of breach of a material obligation of the other if such breach remains uncured after *** prior written notice.

17.2                        In the event of any cancellation of a Study for reasons other than Covance’s breach, Sponsor shall be obligated to pay Cancellation Fees and a Cancellation Penalty to Covance, as set forth in Section 17.3.

17.3                        The Cancellation Fees will be the costs incurred preparing for the Study. After animals have been delivered for the Study, Sponsor is responsible for the purchase of the animals and all associated costs until their disposition is determined. Covance reserves the right to charge for the animals’ care up to two months after cancellation of the Study. In addition, Covance reserves the right to apply the following Cancellation Penalty to any Toxicology Study that is cancelled:

Non-rodent Toxicology Studied (eg. — primates and canines) where notification of the cancellation is received less than *** prior to scheduled Study start and rodent Toxicology Studies where notification is received less than *** prior to scheduled Study start will incur a charge of $***.

17.4                        The termination of this Agreement for any reason shall not relieve either party of its obligation to the other for obligations in respect of (i) confidentiality of information, (ii) publicity, (iii) indemnification, (iv) limitation of liability, (v) compensation for services performed, and any other section which would reasonably survive the termination of this Agreement.

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18.0                        Assignment

18.1                        This Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect.

18.2                        Subsection 18.1 notwithstanding certain tasks specified in the Protocol may be subcontracted by Covance as may be agreed during Protocol development.

19.0                        Notice

Except as otherwise provided, all communication and notices required under this Agreement shall be mailed by overnight delivery or first class mail, postage prepaid, to the addresses set forth below, or via electronic mail or facsimile with hard copy confirmation, or to such other addresses as the parties from time to time specify in writing. Any notice or other communication required or permitted under this Agreement shall be in writing and will deemed given as of the date it is received by the receiving party.

Notice shall be given to the parties at the addresses listed below:

As to Covance:

Facsimile:

With a copy to:

Legal Department, Covance Inc.

Facsimile:

As to Sponsor:

Dipexium Pharmaceuticals

Attn: Robert J. DeLuccia

20.0        Choice of Law

All matters affecting the interpretation, validity and performance of this Agreement shall be governed by the laws of the State of Wisconsin applicable to agreements made and to be performed wholly within the State of Wisconsin, without regard or giving effect to its principles of conflicts of law, and with the express exclusion of the United Nations Convention on Contracts for the International Sale of Goods.

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21.0        Waiver

No right or the benefit of any provision may be waived, except by a writing duly executed by the party to be charged therewith. No waiver of any term, right or condition under this Agreement or any one occasion shall be construed or deemed to be a waiver or continuing waiver of any such term, right or condition on any subsequent occasion or a waiver of any other term, right or condition hereunder.

22.0        Price and Payment Schedule

Covance will provide a price and payment schedule for this Study to be performed. Invoices shall be issued in accordance with Exhibit A. Sponsor shall pay Covance’s Invoices within *** of Sponsor’s receipt of such invoices.

23.0        Entire Agreement; Modification

This document sets forth the entire Agreement between the parties hereto with respect to the performance of the Study or Studies by Covance for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions, and provisions on any purchase order form or form of other acknowledgment or order release purporting to address the same subject matter. The terms of this Agreement shall not be waived, released, discharged, changed, or modified in any manner except by an instrument signed by the duty authorized officers of each of the parties hereto, which instruments shall make specific reference to this Agreement and shall express the plain or intention to modify same.

DIPEXIUM PHARMACEUTICALS		COVANCE LABORATORIES INC, and COVANCE BIOANALYTICAL
SERVICES LLC
3301 Kinsman Boulevard
Madison, Wisconsin 53704

By:	/s/ R. J. Deluccia	By:	/s/ Cathryn D. Jordan
Name:	Robert J. Deluccia	Name:	Cathryn D. Jordan
Title:	Managing Director	Title:	Contracts Manager
Date:	5/23/2012	Date:	22 May 2012

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Price and payment schedule(s) are as follows;

Study No.:	8266294

Proposal No.:	108589D

Title:	Collection of Samples for Determination of the Pharmacokinetics of Pexiganan After Single Dermal Dose to Rabbits

Price:	Main Study Price	$***
	Method Development-Estimate *** hours @ $***/hour	***	*
	LCMS Sample Analysis	***
	PK Calculations and Evaluation	***

	Total	$***	**

*Not to be exceeded without prior Sponsor authorization. Final Price will reflect the actual number of hours used.

**Price is based on draft protocol and may change based on the final protocol. Changes in the protocol may result in a change in price and a modification to this Price and Payment Schedule.

This above price is subject to verification or adjustment if accepted after 60 days of Covance’s signing of this Agreement. Price quoted is also predicted on Covance’s receiving all necessary test material and other data required to conduct the Study outlined in this proposal within 90 days of Covance’s signing of this Agreement.

Payment Schedule:	Billed Monthly Based on Actual Number of Hours Used	$***
	Upon Initiation of Study	***
	Upon Completion of Study	***
	Upon Issuance of Draft Report	***

	Total	$***

Invoices are due within ***; unpaid invoices will be charged interest from the date due at a rate of ***.

This Agreement becomes effective and binding on both parties upon Covance’s receipt of written acceptance of its proposal as offered by this Agreement from Sponsor. Should terms and conditions herein be at variance with the terms and conditions specified in Sponsor’s written acceptance, then the terms and conditions contained herein take precedence.

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DIPEXIUM PHARMACEUTICALS		COVANCE LABORATORIES INC, and
COVANCE BIOANALYTICAL
SERVICES LLC
3301 Kinsman Boulevard
Madison, Wisconsin 53704

By:	/s/ R. J. Deluccia	By:	/s/ Cathryn D. Jordan
Name:	Robert J. Deluccia	Name:	Cathryn D. Jordan
Title:	Managing Director	Title:	Contracts Manager
Date:	5/23/2012	Date:	22 May 2012

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Exhibit A              Standard Invoicing Terms

Non-Animal Studies:

Sample Studies will be invoiced based on the number of samples analyzed each month. This shall include both original samples and any billable re-assays that occur during the month. The Sponsor shall be invoiced for all billable samples unless specific limitations or a maximum number of samples have been specified on the Price and Payment schedule.

Hourly Work shall be billed following the completion of the month for the number of billable hours worked during the month. The total number of hours invoiced shall not exceed the limitations set forth on the Price and Payment schedule.

Non-Animal Fixed Price Work without a draft or final report shall be billed based on the following milestones:

•              ***% upon initiation of work

•              ***% upon completion of work

Non-Animal Fixed Price Work which includes a report shall be billed based on the following milestones:

•              ***% upon initiation of work

•              ***% upon completion of analysis

•              ***% upon issuance of the Draft Report

Animal Studies:

Small Animal studies with an In-Life period of *** or less or Large Animal studies with an In-Life period of *** or less shall be invoiced based on the following milestones:

•              ***% upon the initiation of In-Life

•              ***% upon the completion of In-Life (including any recovery period)

•              ***% upon the issuance of the Draft Report

Small Animal studies with an In-Life period between *** and *** shall be invoiced based on the following milestones:

•              ***% upon initiation of In-Life

•              ***% upon mid-point of In-Life

•              ***% upon completion of In-Life

•              ***% upon issuance of Draft Report

Large Animal studies with an In-Life period between *** and *** shall be invoiced based on the following milestones:

•              ***% upon initiation of In-Life

•              ***% divided into *** equal payments of ***% each spread out over the duration In-Life and any subsequent recovery period. The *** invoice shall be issued upon completion of the In-Life period and any subsequent recovery period.

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•              ***% upon issuance of Draft Report

All studies with an In-Life period in excess of *** shall be based on the following milestones:

•              ***% upon initiation of In-Life

•              ***% divided into *** equal payments spread out over the duration of In-Life and any subsequent recovery period. The *** invoice shall be issued upon completion of the In-Life period and any subsequent recovery period.

•              ***% upon issuance of Draft Report.